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                                                                  Exhibit 10.108

                             Post Closing Agreement

     This Agreement made 3rd day of March, 2004 between Kimco Barclay Crossing, L.P. ("Kimco") and Inland Western Glendale, L.L.C. ("Inland")

                                     Recites

     A. Pursuant to the Agreement of Sale, dated January 2004, as amended Kimco is selling and transferring to Inland the Property described on Exhibit A.

     B. Kimco is a party [as successor by Assignment and Assumption dated January 2004, between Kimco and Barclay Holdings XVI, L.L.C., ("Barclay")] to that certain Second Amended and Restated Development Agreement dated as of January 2, 2001 between Barclay and the City of Peoria (the "City") (the "Development Agreement") which is recorded against and effects the Property.

     C. Notwithstanding the transfer of a portion of Property covered by the Development Agreement from Kimco to Inland the parties desire to clarify that certain benefits and responsibilities set forth in the Development Agreement shall remain with Kimco, including the right of Kimco to receive from the City the maximum sum of Two Hundred Thousand and no/100 Dollars ($200,000.00) as and for development cost reimbursement (the "Reimbursement").

     D. A portion of the property Inland is acquiring is subject to that certain Agreement dated January 13, 1999 and recorded February 5, 1999 as Document No. 99-0117577 (the "99 Agreement").

     E. Kimco has been negotiating with El Khazen Enterprises, L.L.C. ("Khazen") the owner of the adjacent property to the Property which is subject to the 99 Agreement, to enter into a final Grant of Easement as contemplated by such Agreement. The Grant of Easement would provide among other things, for the reimbursement by Khazen of a portion of Kimco's costs of construction of the driveway over which Khazen would have an easement and to establish for Khazen's payments and contributions for the ongoing maintenance of the driveway.

     Therefore, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. INCORPORATION OF RECITALS. The recitals are true and correct and are incorporated by reference.

     2. With respect to the Development Agreement, the Parties hereby confirm and agree that: (i) Kimco shall be entitled to and hereby retains all rights to the Reimbursement (whatever form it may take) as contemplated therein for developing the

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Developer Parcel as defined therein; and (ii) Kimco has received to-date the sum of Twenty-five Thousand Seven Hundred Seventy-nine and 37/100 Dollars ($25,779.37) from the City against the total sum due and owing for the Reimbursement; and (iii) Kimco shall retain the responsibilities under the terms of the Development which are prerequisites to payment of the Reimbursement by the City.

     3. Kimco (subject to Inland's commercially reasonable approval and cooperation) shall hereinafter complete negotiations concerning the Grant of Easement contemplated by the 99 Agreement. It is expected that Khazen would reimburse Kimco in the approximate sum of Sixty-eight Thousand and no/100 ($68,000.00) as and for Khazen's share of the initial construction costs of the entry drive servicing the Khazen property; and that Khazen would agree to a yearly charge (payable to Inland) as and for roadway maintenance.

     IN WITNESS WHEREOF, the Parties caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                  Kimco Barclay Peoria Crossings, L.P.
                                  an Arizona limited partnership
                                  By:  Kimco Peoria 476, Inc., an Arizona
                                       Corporation


                                  By: /s/ Daniel Slattery
                                     -----------------------------
                                  Name: Daniel Slattery
                                  Title: Executive Vice President

                                  Inland Western Glendale, L.L.C., a
                                  Delaware limited liability company
                                  By:  Inland Western Real Estate Trust, Inc.,
                                       a Maryland Corporation, its sole member


                                  By: /s/ G. Joseph Cosenza
                                     -----------------------------
                                      G. Joseph Cosenza
                                      Authorized Agent

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                                   Exhibit "A"

                         CHICAGO TITLE INSURANCE COMPANY                  Page 1

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436 46

PARCEL NO 1: (Description of Proposed Lot 1, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 1992.52 feet along the South line of the Southeast quarter of said Section 33;

thence departing said South line North 00 degrees 00 minutes 00 seconds East, a distance of 65.02 feet to the POINT OF BEGINNING;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 106.88 feet along a lint 65.00 feet North of and parallel to the South line of said Section 33;

thence North 00 degrees 00 minutes 00 seconds East, a distance 69.11 feet to a point on a curve, the central point bears North 88 degrees 30 minutes 02 seconds East, a distance of 392.02 feet from said point on a curve;

thence Northeasterly along said curve being concave to the Southeast, through a central angle of 26 degrees 55 minutes 20 seconds, having an arc length of
184.20 feet;

thence departing said curve North 59 degrees 21 minutes 32 seconds West, a distance of 261.62 feet;

thence South 00 degrees 00 minutes 54 seconds West, a distance of 385.34 feet;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 34.98 feet;

thence North 00 degrees 00 minutes 54 seconds East, a distance of 350.09 feet;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 276.30 feet;

thence North 25 degrees 06 minutes 59 seconds East, a distance of 560.69 feet;

thence North 42 degrees 41 minutes 49 seconds East, a distance of 422.86 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 224.79 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 321.72 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 83.84 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 416.56 feet to a point on a curve, the central angle point bears South 07 degrees 59 minutes 33 seconds East, a distance of 359.24 feet from said point on a curve;

thence Easterly along said curve being concave to the South, through a central angle

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                         CHICAGO TITLE INSURANCE COMPANY                  Page 2

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436  46

of 04 degrees 11 minutes 44 seconds, having an arc length of 26.31 feet;

thence departing said curve South 90 degrees 00 minutes 00 seconds East, a distance of 4.10 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 16.62 feet;

thence South 84 degrees 27 minutes 36 seconds West, a distance of 15.37 feet;

thence South 79 degrees 05 minutes 53 seconds West, a distance of 38.73 feet;

thence South 74 degrees 10 minutes 14 seconds West, a distance of 19.46 feet;

thence South 68 degrees 08 minutes 00 seconds West, a distance of 34.11 feet;

thence South 61 degrees 11 minutes 42 seconds West, a distance of 29.63 feet;

thence South 53 degrees 26 minutes 55 seconds West, a distance of 55.73 feet;

thence South 45 degrees 01 minutes 39 seconds West, a distance of 74.58 feet;

thence South 40 degrees 30 minutes 40 seconds West, a distance of 27.55 feet;

thence South 22 degrees 51 minutes 42 seconds West, a distance of 17.45 feet;

thence South 28 degrees 12 minutes 57 seconds West, a distance of 13.61 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 226.31 feet to the POINT OF BEGINNING.

PARCEL NO. 2: (Description of Proposed Lot 3, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence North 00 degrees 01 minutes 24 seconds West, a distance of 1323.31 feet along the East line of the Southeast quarter of said Section 33;

thence departing said East line South 88 degrees 32 minutes 54 seconds West, a distance of 637.28 feet along the North line of the South half of said Southeast quarter to the POINT OF BEGINNING;

thence South 01 degrees 27 minutes 06 seconds East, a distance of 132.38 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 161.80 feet;

thence North 90 degrees 00 minutes 00 seconds West, a distance of 138.00 feet;

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                         CHICAGO TITLE INSURANCE COMPANY                  Page 3

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436  46

thence South 00 degrees 00 minutes 00 seconds West, a distance of 158.54 feet;

thence South 14 degrees 35 minutes 09 seconds East, a distance of 82.29 feet;

thence South 11 degrees 14 minutes 19 seconds East, a distance of 82.16 feet;

thence South 26 degrees 58 minutes 12 seconds East, a distance of 31.05 feet;

thence South 00 degrees 00 minutes 06 seconds West, a distance of 378.67 feet to a point on a curve, the central point bears South 60 degrees 10 minutes 44 seconds West, a distance of 265.03 feet from said point on a curve;

thence Northwesterly along said curve being concave to the Southwest, through a central angle of 29 degrees 59 minutes 36 seconds, having an arc length of
138.74 feet to a point on a curve, the central point bears South 29 degrees 57 minutes 19 seconds West, a distance of 395.51 feet from said point on a curve;

thence Northwesterly along said curve being concave to the Southwest, through a central angle of 31 degrees 48 minutes 26 seconds, having an arc length of
219.56 feet;

thence departing said curve North 90 degrees 00 minutes 00 seconds, a distance of 110.54 feet;

thence North 00 degrees 00 minutes 00 seconds East, a distance of 400.19 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 46.35 feet;

thence North 00 degrees 00 minutes 01 seconds West, a distance of 303.00 feet;

thence North 01 degrees 23 minutes 23 seconds West, a distance of 154.56 feet;

thence North 88 degrees 32 minutes 54 seconds East, a distance of 458.88 feet along said North line of the South half of said Southeast quarter to the POINT OF BEGINNING.

PARCEL NO. 3: (Description of Proposed Lot 3A, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence North 00 degrees 01 minutes 24 seconds West, a distance of 1013.03 feet along the East line of the Southeast quarter of said Section 33;

thence departing said East line North 90 degrees 00 minutes 00 seconds West, a distance of 691.84 feet to the POINT OF BEGINNING;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 120.00 feet;

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                         CHICAGO TITLE INSURANCE COMPANY                  Page 4

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436  46

thence North 90 degrees 00 minutes 00 seconds West, a distance of 80.00 feet;

thence North 00 degrees 00 minutes 00 seconds East, a distance of 120.00 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 80.00 feet to the POINT OF BEGINNING.

PARCEL NO. 4: (Decription of Proposed Lot 15, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 1071.57 feet along the South line of the Southeast quarter of said Section 33;

thence departing said South line North 00 degrees 00 minutes 00 seconds East, a distance of 65.02 feet to the POINT OF BEGINNING;

thence continuing North 00 degrees 00 minutes 00 seconds East, a distance of
235.50 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 133.88 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 29.76 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 190.58 feet;

thence North 58 degrees 39 minutes 43 seconds East, a distance of 41.92 feet to a point on a curve, the central point bears South 65 degrees 05 minutes 17 seconds West, a distance of 265.03 feet from said point on a curve;

thence Southeasterly along said curve being concave to the Southwest, through a central angle of 07 degrees 22 minutes 53 second, having an arc length of 34.14 feet to a point of compound curve, the central point bears South 72 degrees 28 minutes 10 seconds West, a distance of 631.53 feet from said point of compound curve;

thence Southerly along said curve being concave to the West, through a central angle of 17 degrees 11 minutes 10 seconds, having an arc length of 189.43 feet;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 402.05 feet along a line 65.00 feet North of and parallel to the South line of said Section 33 to the POINT OF BEGINNING.

PARCEL NO. 5: (Description of Proposed Lot 16, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more

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                         CHICAGO TITLE INSURANCE COMPANY                  Page 5

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436  46

particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence South 88 degrees 40 minutes 25 seconds West, a distance of 1071.57 feet along the South line of the Southeast quarter of said Section 33;

thence departing said South line North 00 degrees 00 minutes 00 seconds East, a distance of 270.01 feet to the POINT OF BEGINNING;

thence North 90 degrees 00 minutes 00 seconds West, a distance of 260.92 feet;

thence North 00 degrees 00 minutes 00 seconds East, a distance of 192.63 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 260.92 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 192.63 feet to the POINT OF BEGINNING.

PARCEL NO. 6: (Description of Proposed Lot 24, PEORIA CROSSING)

A portion of the Southeast quarter of Section 33, Township 3 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 33;

thence North 00 degrees 01 minutes 24 seconds West, a distance of 1323.31 feet along the East line of the Southeast quarter of said Section 33;

thence departing said East line South 88 degrees 32 minutes 54 seconds West, a distance of 525.90 feet along the North line of the South half of said Southeast quarter to the POINT OF BEGINNING;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 255.16 feet;

thence North 90 degrees 00 minutes 00 seconds West, a distance of 75.99 feet;

thence South 00 degrees 00 minutes 00 seconds West, a distance of 116.00 feet;

thence North 90 degrees 00 minutes 00 seconds West, a distance of 6.91 feet;

thence South 57 degrees 03 minutes 32 seconds West, a distance of 71.62 feet;

thence South 49 degrees 02 minutes 23 seconds West, a distance of 124.01 feet;

thence North 14 degrees 35 minutes 09 seconds West, a distance of 37.09 feet;

thence North 00 degrees 00 minutes 00 seconds East, a distance of 38.54 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 80.00 feet;

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                         CHICAGO TITLE INSURANCE COMPANY                  Page 6

                                LEGAL DESCRIPTION

Escrow/Title No. 2400436  46

thence North 00 degrees 00 minutes 00 seconds East, a distance of 120.00 feet;

thence South 90 degrees 00 minutes 00 seconds East, a distance of 58.00 feet;

thence North 00 degrees 00 minutes 00 seconds East, a distance of 161.80 feet;

thence North 01 degrees 27 minutes 06 seconds West, a distance of 132.38 feet;

thence North 88 degrees 32 minutes 54 seconds East, a distance of 111.38 feet along said North line of the South half of said Southeast quarter to the POINT OF BEGINNING.

All being portions of Lots 1, 3, 4, 5, 13, 15, 16, 22 and 23, PEORIA CROSSING, a subdivision recorded in Book 549 of Maps, page 6, records of Maricopa County, Arizona, and being portions of Lots 20 and 23 of Amended Plat of Peoria Crossing, according to Book 449 of Maps, page 14.

PARCEL 7:

Non-exclusive easement for ingress, egress, utilities, signage, parking and other purposes, as created and set forth in the Operation and Easement Agreement between Target Corporation, a Minnesota corporation and Barclay Holdings XVII, L.L.C., an Arizona limited liability company, recorded December 14, 2000, in Recording No. 2000-O955893, First Amendment February 12, 2003 in Recording No. 2003-0175301 2nd Amended recorded July 25, 2003 in Recording No. 2003-0989180 and 3rd Amended January 26, 2004 in Recording No. 2004-0075090.